U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment Number 3

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2005

ANDEAN DEVELOPMENT CORPORATION

------------------------------

(Exact name of registrant as specified in its charter)

Florida                       33-90696                     65-0648697

     -------------------                 --------

        ----------

(State or other                  (Commission                   (IRS Employer

jurisdiction of                 File Number)               Identification No.)

    incorporation)

                                                           --------------

254-16 Midlake Boulevard, SE, Calgary, AB T2X 2X7

(Address of principal executive offices)

403.256.6730

(Registrant’s telephone number)

Item 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective on March 17, 2005, the Registrant dismissed Jewett, Schwarz & Associates by declining to renew the engagement of Jewett, Schwarz & Associates as the independent accountant engaged to audit the financial statements of the Registrant and engaged Madsen & Associates CPA as its new independent registered public accounting firm for fiscal year ending December 31, 2004.  Managements’ decision was based on its intent to identify a merger candidate to replace the earlier business plan.

Jewett, Schwarz & Associates performed the audit of the Registrant’s financial statements for year ending December 31, 2003.  During this period and the subsequent interim period prior to the Registrant declining to renew their engagement, there were no disagreements with Jewett, Schwarz & Associates on any matter of accounting  principles or practices, financial   statement   disclosure  or  auditing   scope  or  procedure,   which disagreements if not resolved to Jewett, Schwarz & Associate’s satisfaction would have caused Jewett, Schwarz & Associates to make reference to this subject matter of the disagreements in connection with Jewett, Schwarz & Associate’s report, nor were there any "reportable  events" as such term is defined in  Item  304(a)(3) of  Regulation  S-B,  promulgated  under  the  Securities Exchange Act of 1934, as amended; except that the financial statements for the  Registrant for  the fiscal  year  ended  December 31, 2003 did contain the following statement:

The consolidated financial statements of Andean Development Corporation and Subsidiaries as of and for the year ended December 31, 2002 were audited by other auditors whose report dated April 10, 2003, on those statements included an explanatory paragraph that described the consolidated financial statements were prepared assuming that the Company will continue as a going concern and those statements did not include any adjustments resulting from that uncertainty.

The Registrant determined that, although the registrant was very satisfied with the quality of the audits prepared by Jewett, Schwarz & Associates, a new independent certified public accountant would be in the best interests of the shareholders of the Registrant. The decision to not to renew the engagement with Jewett, Schwarz & Associates was approved by the Registrant’s Board of Directors.

The audit  reports  of Jewett, Schwarz & Associates for the  Registrant's  year ending on December 31, 2003 did not contain an adverse  opinion,  or a disclaimer of opinion, or qualification or modification as to uncertainty,  audit scope, or accounting principles,  other than the uncertainty that the Registrant might not be able to operate as a going concern except that the financial statements for the  Registrant for  the fiscal  year  ended  December 31, 2003 did contain the following statement:

The consolidated financial statements of Andean Development Corporation and Subsidiaries as of and for the year ended December 31, 2002 were audited by other auditors whose report dated April 10, 2003, on those statements included an explanatory paragraph that described the consolidated financial statements were prepared assuming that the Company will continue as a going concern and those statements did not include any adjustments resulting from that uncertainty.

The  Registrant  has  requested  Jewett, Schwarz & Associates to  furnish  it with a  letter addressed to the Securities and Exchange  Commission  stating  whether it agrees with  the  statements  made  above  by the  Registrant.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

         (b)  Effective on March 17, 2005 the Registrant has engaged Madsen & Associates, CPA’s, as the new principal accountant to audit its financial statements.  The decision to engage Madsen & Associates, CPA’s was approved by the Registrant's Board of Directors.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit 16.1 Letter regarding change in certifying accountant.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANDEAN DEVELOPMENT CORPORATION

Date: June 1, 2005

      By:/s/ Lance Larson

      ----------------------------

      Lance Larson, Director

                                 EXHIBIT INDEX

EXHIBIT          DESCRIPTION

-------          -----------

 16.1            Letter Regarding Change in Certifying Accountant.